UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Rd. Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Agreement.

Amended Employment Agreement

On August 12, 2025, Vivakor, Inc. (“Vivakor”) and Vivakor Administration, LLC (together with Vivakor, the “Company”) entered into a Second Amendment to the Employment Agreement with Les Patterson (the “Amended Agreement”), which amended that certain Employment Agreement dated July 1, 2025, as amended. Under the Amended Agreement, Mr. Patterson accepted the position of Executive Vice President and Chief Operating Officer of Vivakor, Inc. in exchange for a base annual salary of $375,000 and annual equity compensation of shares of Vivakor’s common stock equal to not less than $125,000, paid to Mr. Patterson in four equal quarterly installments priced per share based on the volume-weighted average price for the preceding five (5) NASDAQ trading days prior to the Effective Date or annual anniversary of the Amended Agreement, as applicable, with the shares issued as registered common stock under a registered equity compensation plan. The Employment Agreement may be terminated by either party for any or no reason, by providing five business days’ notice of termination, but a termination without cause will trigger certain severance provisions, including a lump sum payment equal to six (6) months pay. Mr. Patterson will also receive a one-time signing bonus within seven (7) days from signing the Amended Agreement equal to Two Hundred Fifty Thousand Dollars ($250,000.00) of Vivakor common stock, which shall be issued pursuant to Vivakor’s Form S-8 Registration Statement filed with the U.S. Securities and Exchange Commission and shall be priced per share based on the volume-weighted average price for the preceding five (5) NASDAQ trading days prior to the date of this Second Amendment

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Amended Agreement and does not purport to be a complete description of the rights and obligations of the parties to the Amended Agreement, and such description is qualified in its entirety by reference to the full text of the Amended Agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02. Mr. Patterson’s hiring was a result of our prior Chief Operating Officer’s resignation, as discussed in a Current Report on Form 8-K filed with the Commission on August 6, 2025.

Leslie D. Patterson, Executive Vice President and Chief Operating Officer

Leslie D. Patterson joined Vivakor as Vice President of Operations & Construction in 2023 and was promoted to Executive Vice President and Chief Operating Officer in August 2025. Mr. Patterson has over three decades of construction and management experience in the domestic and international oil and gas industries. His experience spans operations, construction, business development, corporate strategy, and health, safety, and environmental concerns in onshore and offshore projects. Mr. Patterson has managed the development, construction, and commencement of operations of major capital projects for BP, ExxonMobil, Chevron, Shell, Tesoro, Sinclair, Kennecott, and Williams Gas, among others. He previously worked as Senior Vice President of Pipelines & Terminals for Bridger Logistics from 2012 to 2017, the midstream division of Ferrellgas Partners, LP (NYSE: FGP), where he independently led, developed and managed three of the company’s seven business units (pipelines, terminals, and saltwater disposal) to consistent profitability through multiple management teams and large-scale M&A transactions. Prior to Bridger, Mr. Patterson was a division operations manager at EMS, an oilfield services firm, from 2008 to 2012. Prior to EMS, he worked as the head of business development for STARCON International, an industrial projects and turn-around firm, as a division business development manager for TEPSCO, and as Vice President of Business Development for C-Entry Constructors.

The Board believes that Mr. Pattertson’s prior experience with Vivakor, as well as his extensive knowledge in construction and management in the domestic and international oil and gas industries makes him ideally qualified to help lead Vivakor towards continued growth and success as Vivakor’s Chief Operating Officer.

Family Relationships

Mr. Patterson does not have a family relationship with any of the current officers or directors of Vivakor.

Related Party Transactions

There are no related party transactions involving Mr. Patterson.

Item 7.01	Regulation FD Disclosure.

On August 13, 2025, Vivakor issued a press release announcing the hiring of Mr. Patterson as Executive Vice President and Chief Operating Officer as described in Item 1.01 of this Form 8-K. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide investors with information regarding their terms and are not intended to provide any other factual or disclosure information about Vivakor or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about Vivakor may be found elsewhere in this Current Report on Form 8-K and in Vivakor’s other periodic filings which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Exhibit
10.1	Second Amended Employment Agreement, by and between Vivakor, Inc., Vivakor Administration, LLC and Les Patterson, dated August 12, 2025
99.1	Press Release Announcing Hiring of Les Patterson as COO, issued August 13, 2025[1]
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

[1]	Exhibit is furnished and not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: August 18, 2025	By:	/s/ James Ballengee
		Name:	James Ballengee
		Title:	Chief Executive Officer

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